Note 7 - Credit Agreement	9 Months Ended
Sep. 30, 2018
Notes
Note 7 - Credit Agreement

Note 7 – Credit Agreement

Effective September 11, 2009, the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc.  The credit agreement provides for borrowings of up to $100.0 million or 70% of the Company's net finance receivables (as defined in the credit agreement), whichever is less and has a maturity date of September 11, 2019.  Available borrowings under the credit agreement were $91.8 million and $100.0 million at September 30, 2018 and December 31, 2017, at interest rates of 5.32% and 4.49%, respectively.  The credit agreement contains covenants customary for financing transactions of this type.  At September 30, 2018, the Company believes it was in compliance with all covenants.